UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SmartRent, Inc.

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Your Vote Counts! SMARTRENT, INC. 2022 Annual Meeting Vote by May 16, 2022 11:59 PM ET 8665 E. Hartford Drive Suite 200 1 Scottsdale, AZ 85255 148,294 322,224OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 You invested in SMARTRENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022. Get informed before you vote View the Notice & of Proxy oxy Statement, Annual Report Report, 1234567890123456789012345678901234567890, online OR you can receive a free paper or email copy of 123456789012345678 the material(s) by 9012345678901234567890, requesting prior to May 03, 2022. 1234567890123456789012345678901234567890, If you would like to request a copy of the material(s) 12345678901234567890123456789012345 for this and/or future stockholder meetings, 67890 you may online (1) visit OR www. you can ProxyVote. eceive a com, free (2) paper call copy 1-800-579-1639 of voting material(s) or (3) send by an requesting email to prior sendmaterial@proxyvote. to <matcutoff>. If you com. woul If sending l k to an email, request please copy include of the your voting control material(s), number you (indicated may (1) below) visit www. in theProxyVote. subject line. com, Unless (2) requested, call 1-800-579-1639 you will not or otherwise (3) send receive an email a to sendmaterial@proxyvote. paper or email copy. com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote Virtually at the Meeting* Point your camera here and May 17, 2022 vote without entering a 9:30 AM LST control number Meeting via internet www.virtualshareholdermeeting.com/SMRT2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC.—COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC.—CLASS A 123456789.1234 This is an overview of the proposals being presented at the THE COMPANY NAME INC.—CLASS B 123456789.1234 upcoming stockholder shareholder meeting.. Please follow the instructions on THE COMPANY NAME INC.—CLASS C 123456789.1234 THE COMPANY NAME INC.—CLASS D 123456789.1234 the reverse side to vote these important matters. THE COMPANY NAME INC.—CLASS E 123456789.1234 THE COMPANY NAME INC.—CLASS F 123456789.1234 THE COMPANY NAME INC.—401 K 123456789.1234 Voting Items Board Recommends 1. Elect two Class I Directors Nominees: 1A Frederick Tuomi For 1B Ann Sperling For 2 Ratify our Boards appointment of Deloitte & Touche LLP (Deloitte) as our independent registered public accounting For firm for the fiscal year ending December 31, 2022 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#